--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        August 30, 2002 (August 26, 2002)

                                  -------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



       000-23709                                       13-3870996
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


          450 WEST 33RD STREET
           NEW YORK, NEW YORK                                     10001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

On August 26, 2002, DoubleClick Inc. ("DoubleClick") announced that DoubleClick and the Attorneys General from 10 states have reached an agreement to end the investigation into DoubleClick's ad serving practices. The Attorneys General of New York, which led the investigation, Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New Mexico, Vermont and Washington have signed onto the agreement.

A copy of the press release announcing the agreement with the Attorneys General from 10 states is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER
--------------

99.1    Press Release dated August 26, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOUBLECLICK INC.
                                      ----------------------------------------
                                      (Registrant)


                                      By:  /s/ Elizabeth Wang
                                           -----------------------------------
                                           Name:  Elizabeth Wang
                                           Title: Senior Vice President and
                                           Secretary

Dated: August 30, 2002

EXHIBIT                             EXHIBIT INDEX
-------                             -------------
99.1              Press Release dated August 26, 2002.